UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21247

                  --------------------------------------------
                      BNY/Ivy Multi-Strategy Hedge Fund LLC
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 200 Park Avenue
                               New York, NY 10166
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Joseph F. Murphy
                              BNY Asset Management
                                 200 Park Avenue
                               New York, NY 10166
                         -------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-212-815-4228
           -----------------------------------------------------------

                     Date of fiscal year end: March 31, 2009
                   ------------------------------------------

                    Date of reporting period: March 31, 2009
                   ------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

         The Annual Report to Investors is attached herewith.


                                       |
               BNY/IVY MULTI-STRATEGY  |  Annual Report
               HEDGE FUND LLC          |  March 31, 2009
                                       |

                                       |  ASSET
                                   IVY |  MANAGEMENT
                                       |  LLC

                     NOTICE OF PRIVACY POLICY AND PRACTICES

BNY/Ivy Multi-Strategy Hedge Fund LLC recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC.

COLLECTION OF MEMBER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

      o ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a member's name, address, Social Security number and information about a member's investment goals and risk tolerance;

      o ACCOUNT HISTORY, including information about the transactions and balances in a member's accounts; and

      o CORRESPONDENCE (written, telephonic or electronic) between a member or a member's representative and BNY/Ivy Multi-Strategy Hedge Fund LLC or service providers to BNY/Ivy Multi-Strategy Hedge Fund LLC.

DISCLOSURE OF MEMBER INFORMATION

We may disclose any of the member information we collect to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC:

      o as permitted by law - for example, with service providers who maintain or service shareholder accounts for the BNY/Ivy Multi-Strategy Hedge Fund LLC or to a shareholder's broker or agent, to resolve or to protect against member fraud; and

      o to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF MEMBER INFORMATION

We protect member information by requiring service providers to the BNY/Ivy Multi-Strategy Hedge Fund LLC:

      o to maintain policies and procedures designed to limit access to and use of information about members of the BNY/Ivy Multi-Strategy Hedge Fund LLC to those persons who need to know such information to provide services to us; and

      o to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of members of the BNY/Ivy Multi-Strategy Hedge Fund LLC.

THE POLICIES AND PRACTICES DESCRIBED IN THIS NOTICE APPLY TO BOTH CURRENT AND FORMER MEMBERS OF BNY/IVY MULTI-STRATEGY HEDGE FUND LLC. IF WE CHANGE THESE POLICIES AND PRACTICES IN A MANNER THAT AFFECTS THE ACCURACY OF THIS NOTICE, WE WILL NOTIFY OUR MEMBERS.

Dear Member,

We are pleased to send you the annual report for the BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund") for the year ended March 31, 2009. We have provided an updated analysis since the semi-annual report.

4TH QUARTER 2008

During the fourth quarter, significant losses were experienced across almost all traditional asset classes, and investor risk aversion became so great that U.S. Treasuries stood out as one of the very few winners in a quarter-long "flight to quality" by investors. Market conditions were truly severe, and the hedge fund industry struggled against the combined forces of sharply negative markets, an unstable financial system and an unprecedented wave of investor redemptions.

Global equity markets continued their precipitous decline in the fourth quarter, a period which marked the eighth worst quarterly performance for the S&P 500 Index on record. The quarter's performance brought the year-to-date return of the S&P 500 Index to -37.0% in 2008, its third worst year on record. As if the pain from a global markets crash was not enough, a higher degree of government policy intervention during the quarter paved the way for strong cross currents often altering the natural course of events, by cutting short the sell-offs and exacerbating the short-term rallies. This tended to culminate in an unusual degree of correlation across sectors and geographies. During this period a long/short equity manager's net exposure was often an overriding determinant of success amid continued financial market deleveraging. This trend was particularly pronounced in Small Caps, which had previously performed relatively well. Equity volatility in October stayed consistently at levels higher than any previous month in U.S. market history. When the month finally ended, the S&P 500 Index posted nine daily moves of +/-4%, a new record. We should also note that this unprecedented level of volatility came on the heels of September, the eleventh most volatile month in U.S. market history. This backdrop provided an incredibly challenging environment for fundamental managers attempting to have a time horizon beyond a few weeks. It was, according to many equity hedge fund managers, the most difficult period they have ever encountered.

The downward trend in equities continued through mid-November before reversing course as equity investors were soothed by the likelihood of further aggressive rate cutting by central banks and the emergence of "quantitative easing" (in effect printing money) as the possible next stage in the policy response to the crisis. Unfortunately for many of the Fund's managers, the rally was most pronounced in the sectors perceived to be the most risky (e.g., consumer cyclical and industrial companies), and, therefore, where many managers held short positions. Emerging markets, a geographic exposure that was underrepresented as a pure play in our line-up, also meaningfully participated in the rally.

Relative value managers entered the fourth quarter of 2008 with no relief from the adverse market conditions encountered during the third quarter. Most relative value strategies remained under technical pressures from widening credit spreads, abnormally high volatility levels, falling asset valuations and high asset and market correlations. In addition, the continued decline of wholesale funding from prime brokers, dramatic increases in margin requirements, historically wide bid-offer spreads and redemption requests from investors resulted in material deleveraging activities across the asset management industry. The cumulative effect of this pervasive selling pressure was a generally inhospitable environment for relative value strategies for the quarter. Convertible arbitrage managers completed the worst year in the sub strategy's recorded history by marking its worst month ever with a decline of almost 35%, for the month of October, according to the HFRX Convertible Arbitrage Index. However, the Fund's convertible arbitrage manager managed to outperform the index through the quarter. Equity market neutral strategies performed well for the fourth quarter of 2008, but sensitivities to market dynamics were abundant and successful managers were able to tactically adapt in order to generate gains or to merely protect capital (by itself, a major victory in 2008). Fixed income arbitrage managers also inherited a challenging market environment from the third quarter: government yields and breakeven inflation had moved lower, swap spreads had widened, yield curves had become steeper, implied fixed income volatility had increased and Fed Fund Futures had started to price in monetary easing. Against this backdrop, fixed income arbitrage managers that were positioned long duration, short spreads and able to tactically trade from a macro perspective were able to generate positive returns during the fourth quarter of 2008. Managers that were long assets, including highly rated municipal bonds and loans at the top of the capital structure, and hedged with LIBOR swaps and/or high yield indices generally did not fare as well.

The fourth quarter of 2008 was perhaps the most challenging quarter for event driven strategies on record. Volatile equity and credit markets, global deleveraging, broken deals and investor uncertainty combined to create a treacherous environment in which nearly all hedge fund managers employing event driven strategies suffered losses. Conservative posturing was certainly helpful over the first half of the quarter, but even those funds which attempted to reduce the impact of a punishing market, generated losses as many value with a catalyst and soft catalyst positions declined throughout the quarter.

The exposure to distressed strategy also proved to be extremely painful over the fourth quarter. With higher than previously expected default rates and lower than anticipated recovery rates, distressed securities as a whole traded down over the quarter. Furthermore, deleveraging across the universe of distressed investors led to severe selling pressure throughout the quarter which drove prices even lower. Those managers that attempted to step into the distressed space early in the quarter tended to suffer losses as prices accelerated downward. Managers that maintained a significant cash position, or attempted to gain exposure to the space in a hedged fashion outperformed their peers.

As with equity and event driven strategies, the fourth quarter of 2008 witnessed some of the poorest market conditions for credit strategies in history. Both high yield bond and leveraged loan markets experienced unprecedented levels of selloffs due to the combination of rapidly deteriorating economic fundamentals and technical factors that deprived the markets of sufficient liquidity. The Merrill Lynch High Yield Master II and European High Yield Indices tumbled 17.6% and 22.7%, respectively, which represents the worst quarterly performance ever for both indices. The Fund's limited exposure to credit strategies was not immune to the strong headwinds from the credit markets.

1ST QUARTER 2009

In the first quarter of 2009, hedge funds returned to profitability across most strategies, with that performance being particularly notable when judged against the sharply falling equity markets in January through mid-March. This represents a marked change for hedge funds when compared with the very trying period at the close of 2008. As we have written previously, the hedge fund industry underwent a dramatic structural change in 2008. Unprecedented market forces and negative capital flows served to greatly reduce both the number of hedge funds and the size of those that weathered the storm. Our belief at the time was that significant opportunities would come to those firms that proactively addressed investment risk and prudently managed the business side of their organizations. With decreased competition, and an increasingly attractive investment environment, these stronger firms would be positioned well for the future. We believe that this quarter's results lend increasing validity to that view.

We are pleased to report that the Fund's aggregate long/short equity line up posted positive performance over the first quarter, which compared favorably against the general market downturn. During the quarter, stock selection and various sector and style tilts, rather than market direction, enabled managers to generate valuable alpha for investors, with substantially lower volatility than the broader equity markets.

From a portfolio management perspective, our decision to increase the diversification of returns among our equity managers and reduce allocations to managers running with consistently high net market exposures proved to be beneficial during the quarter. This more balanced blend of long/short equity managers resulted in the portfolio being well positioned to capitalize on the opportunities offered by general market trends and intra-quarter volatility. As mentioned earlier, a key feature of global equity markets during the quarter was the heightened sector dispersion which enhanced the opportunity set for fundamental long/short investors. Managers benefited from their long postures in the traditionally defensive areas of the economy and from bearishness in the financials and cyclical/industrial sectors. With respect to long positions, a bias towards healthcare, telecommunications and defense/government contract related sectors proved additive as these areas outperformed on a relative basis in January and February, and on an absolute basis during the March rally.

Despite the deteriorating macro environment, relative value strategies posted strong relative performance in the first quarter of 2009. A number of factors contributed to performance for managers employing relative value strategies over the period, but perhaps the most important one was an abatement of the pervasive selling pressure that was felt throughout the fourth quarter of 2008. This theme manifested itself across strategies, but was perhaps most evident in convertible arbitrage strategies, which saw a significant rebound over the quarter from the second half of 2008. The relief from technically driven selling also proved beneficial to statistical arbitrage strategies which captured a general shift towards more fundamentally driven trading signals. Furthermore, as the economic crisis worsened over the quarter, central banks around the globe attempted to provide support to the system. In doing so, currency and interest rate volatility increased, creating opportunities for fixed income and volatility arbitrageurs.

The first quarter of 2009 proved to be a relatively solid period for event driven strategy managers. During a quarter in which major U.S. and world equity indices posted significant declines in value and in the face of continuing high market volatility levels, event driven strategy managers were able to maintain defensive portfolio positioning while participating in decreased transaction opportunities, resulting in net gains for the quarter. Managers employing event-oriented or special situations strategies were able to generate positive performance at the start of the quarter and were generally able to protect capital as the quarter drew to a close. This performance was impressive as equity markets started the quarter on a downward slope that then abruptly reversed course during March - a sharp, almost "V" shaped equity market environment. The market's change of course and still historically high volatility levels helped to highlight managers' abilities to profit from the selection of idiosyncratic event driven opportunities in addition to protecting capital through low net market exposures and substantial cash balances. Early in the quarter, managers benefited from spreads tightening on pending positions nearing completion and from the announced purchase of Wyeth by Pfizer for $64 billion and the planned takeover of Schering Plough by Merck for $41 billion in cash and stock. Late in the quarter as equity markets started to recover, arbitrage spreads substantially narrowed as several widely held transactions closed.

Credit strategies detracted from the Fund's performance during the first quarter of 2009. On balance, massive fiscal stimuli, increasingly less conventional monetary policies and a negative feedback loop between the financial crisis and a global recession led to global fixed income markets generating essentially flat results for the quarter end. The high yield bond markets rebounded strongly with the Merrill Lynch High Yield Master II Index gaining 5.0%. More importantly for hedge fund performance, bifurcation between higher and lower quality credits across ratings and capital structures continued within this segment of the credit markets. Likewise, a rebound in the leveraged loan market was more pronounced with the S&P/LSTA Leveraged Loan Index advancing 9.8% over the quarter. These market developments were generally positive for credit managers with a long "credit quality" bias; although, managers needed to be nimble and skilled at trading around individual names/sectors in order to generate alpha amid highly volatile market conditions. Additionally, selecting specific names/sectors became a critical determinant of manager performance during the quarter.

Following the strong performance generated in 2008, tactical trading managers produced negative results for the Fund over the first quarter of 2009. Systematic managers faced a challenging environment as a variety of asset classes exhibited choppy, trendless behavior over the quarter. Volatility across asset classes declined during the period, leaving few opportunities upon which systematic managers could capitalize. Globally, currencies and bonds exhibited a number of reversals as governments announced their intentions to adopt policies of quantitative easing. Likewise, energy prices fluctuated wildly as investor uncertainty regarding a global economic recovery ebbed and flowed with each day of headlines. Systematic managers employing a shorter time horizon experienced an especially challenging environment, facing sharp reversals in equities and commodities throughout the quarter. Those managers with a discretionary bias tended to benefit from the sharp reversals and interventionist government policies seen in the first quarter. The increase in supply of government bonds early in the quarter led to a steepening of yield curves, which created opportunities for discretionary managers which benefited from fundamental changes in the structures of the yield curves. Furthermore, discretionary managers were able to capture a portion of the sharp rebound in global equity markets later in the quarter.

Thank you for your continued confidence in the BNY/Ivy Multi-Strategy Hedge Fund LLC.

Sincerely,

/s/ Joseph Murphy

Joseph Murphy
President
BNY/Ivy Multi-Strategy Hedge Fund LLC

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

FINANCIAL STATEMENTS AND OTHER INFORMATION
--------------------------------------------------------------------------------
For the Year Ended March 31, 2009

CONTENTS

Management Discussion & Analysis (Unaudited) .............................     1
Portfolio Summary (Unaudited) ............................................     5
Financial Statements:
   Schedule of Investments ...............................................     6
   Statement of Assets, Liabilities and Members' Capital .................    10
   Statement of Operations ...............................................    11
   Statements of Changes in Members' Capital .............................    12
   Statement of Cash Flows ...............................................    13
   Notes to the Financial Statements .....................................    14

Report of Independent Registered Public Accounting Firm ..................    23
Managers and Officers (unaudited) ........................................    24

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                      [This page intentionally left blank.]

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR THE FUND DURING THE PERIOD OF OCTOBER 2008 THROUGH MARCH 2009?

The six-month period ending March 2009 was characterized by highly volatile global equity and credit markets. The last quarter of 2008, in particular, will be remembered as the most challenging period for hedge fund investing on record. Sharp equity selloffs, financing-related liquidations, investor risk aversion and a growing concern over the pace of economic deterioration all contributed to a volatile and uneven environment for many hedge fund strategies. Following Lehman Brothers' bankruptcy filing, liquidity quickly dried up in the interbank markets due to heightening perceived systemic and counterparty risks, which, in turn, spread to credit markets. The relentless selloff in the credit markets continued for the remainder of 2008 with many benchmark indices recording their worst results in history. However, credit markets recovered to some extent in the first quarter of 2009 as governments globally increased their efforts to provide support and liquidity to the financial system. Furthermore, the deleveraging pressure that was pervasive throughout the second half of 2008 subsided in the early months of 2009, leading to securities trading more in line with their fundamentals.

Global equity markets also experienced an unprecedented amount of volatility and losses in the final quarter of 2008. This created enormous challenges for investors and led to an unusually high degree of correlation across sectors and geographies, leaving little room for opportunity. In addition, the high degree of regulatory intervention paved the way for strong cross currents, often altering the natural course of events by cutting short sell-offs and exacerbating short-term rallies. After a modest recovery in December 2008, equity markets continued their descent in January and February of 2009, reaching new lows in the first week of March. Despite this continuous downward trend, sector and geographical dispersion increased over the period, providing long/short equity managers with greater opportunities. Equity markets rallied strongly in the second half of March as investor confidence and appetite for risk returned.

GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

The Fund posted performance of -15.3% (net of fees and expenses) over the last 12 months. The Hedge Fund Research, Inc. ("HFRI") Fund of Funds Composite Index posted -17.5% and the S&P 500 Index returned -38.1% over the same period.

WHAT SPECIFIC FACTORS ACCOUNT FOR THE FUND'S PERFORMANCE FOR OCTOBER 2008 THROUGH MARCH 2009?

Over the six month period ending March 2009, most hedge fund strategies were negatively impacted by the unprecedented environment. In general, long/short equity strategies were not immune to the historically high levels of volatility and rapidly declining equity markets, suffering losses over the period. Furthermore, regulatory interventions triggered several short-term rallies in sectors with high short interest, such as financials, which hurt equity manager performance on the short side.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

Managers employing event driven strategies also faced challenging headwinds over the past six months. Credit spread widening and a significant drop in corporate activity across the globe created a difficult environment. The unfavorable environment was driven by expectations of declining profitability due to the worsening economic environment and higher funding costs. Exposure to the distressed strategies also incurred losses over the period, as investors priced in higher default rates and lower recovery rates for distressed securities amid the worsening economy.

Statistical arbitrage managers protected capital relatively well during the period, especially those employing high frequency, short term reversion signals (including liquidity and short interest). Managers relying upon fundamental signals (including profitability and balance sheet data) did not fare as well in the recent equity market rally as lower quality equities have outperformed their higher quality peers.

Exposure to convertible arbitrage strategies detracted from performance in the fourth quarter of 2008, as convertible securities traded down significantly due to the significant deleveraging that occurred in the space. However, convertible arbitrage strategies contributed significantly to performance in the first quarter of 2009, as non-traditional convertible securities buyers were attracted by the potential value investing opportunities.

HOW DID THE FUND'S COMPOSITION CHANGE DURING THIS PERIOD?

The Fund's allocations to managers employing high net exposure equity strategies have been trimmed or removed from the portfolio as these managers are expected to experience challenges during a period of high volatility. A trading-oriented, globally-focused long/short equity manager was added to the portfolio in February 2009.

Additionally, in the past six months, we have introduced tactical trading strategies to the portfolio. These strategies are intended to provide additional diversification to the portfolio as they have historically offered uncorrelated performance, especially during periods of market stress.

Finally, we have increased the portfolio's exposure to relative value strategies as we believe the opportunity set for these strategies is expanding in the medium term.

WHAT IS THE STRATEGIC OUTLOOK FOR THE NEXT TWELVE MONTHS?

Equity Strategies:

It is difficult to predict how much further the current bear market has to run, particularly given the unchartered waters in which we currently find ourselves. As 2009 progresses however, dispersion and more benign levels of volatility are expected to mark a reversal of fortune for fundamental managers whose performance has been overshadowed by the more momentum driven

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BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

MANAGEMENT DISCUSSION & ANALYSIS (CONTINUED)
--------------------------------------------------------------------------------

market of late. Toward the latter half of the year, flexible fundamental managers/sector specialists are expected to be critical in generating alpha from opportunities within and across certain sectors, geographies and styles.

Credit Strategies:

Pockets of opportunity exist within many dislocated sectors of the credit markets, yet the short term technical picture still carries some negative skew for investors. Economic weakness, residual deleveraging and the continued supply/demand imbalance in credit markets will weigh on the strategy during the first half of the year.

Event Driven Strategies:

Corporations are sitting on ample cash, equity valuations remain cheap and spreads are relatively wide. However, despite these positive elements, there are many significant factors that remain unfavorable for investing in special situation strategies, and we believe these will potentially overwhelm the positive factors mentioned earlier. Tight credit markets, uneven market liquidity, volatile equity indices, and concerns of a deepening global recession will create a head wind for investors. Furthermore, the industry-wide deleveraging that was experienced over the past six months is likely to remain, though at substantially lower levels, creating additional pressure on the strategy. Most special situations investments typically involve some combination of concentration, illiquidity or complexity, which can be challenging even in benign markets. The combination of these factors leads us to conclude that the opportunity set for special situations investing will be diminished in the near to medium term.

Relative Value Strategies:

For those relative value managers utilizing fundamentally oriented signals, we expect market conditions to be challenging for at least the first half of 2009. Short term market volatility, reversals of trends and equity price movements being constrained within trading ranges are expected to continue to present opportunities for high frequency, trading oriented managers. Our outlook for convertible arbitrage strategies is neutral as compelling valuations may make such securities attractive to more traditional cash market investors and to other hedge fund strategies as a capital structure alternative with which to manifest trading ideas.

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BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

MANAGEMENT DISCUSSION & ANALYSIS (CONTINUED)
--------------------------------------------------------------------------------

Tactical Trading Strategies:

For 2009, our outlook for tactical strategies remains positive. While short term volatility has decreased, volatility remains above historic levels. Central banks around the globe are expected to continue to pursue coordinated monetary policies in hopes of providing stimulus to the world's ailing economies. These actions will have definite consequences for interest rates, yield curves, and currencies--all of which provide opportunities for tactical traders. In addition, a continuation of return dispersion within asset classes, witnessed at the end of 2008, should be positive for discretionary and shorter term systematic trading strategies. However, medium and long term trend followers may be challenged in a range bound trading environment, which is expected to be the case for the first half of 2009.
--------------------------------------------------------------------------------

INDICES REFERENCED HEREIN ARE BROAD-BASED AND USED FOR ILLUSTRATIVE PURPOSES ONLY AND HAVE BEEN SELECTED AS THEY ARE WELL KNOWN AND ARE EASILY RECOGNIZABLE BY INVESTORS. HOWEVER, THE INVESTMENT ACTIVITIES AND PERFORMANCE OF AN IVY FUND MAY BE CONSIDERABLY MORE VOLATILE THAN THE PERFORMANCE OF ANY OF THE REFERENCED INDICES. UNLIKE THESE INDICES, THE PORTFOLIOS OF ANY IVY FUNDS ARE ACTIVELY MANAGED. FURTHERMORE, AN IVY FUND INVESTS IN SUBSTANTIALLY FEWER SECURITIES THAN THE NUMBER OF SECURITIES COMPRISING EACH OF THESE INDICES. THERE IS NO GUARANTEE THAT ANY OF THE SECURITIES DIRECTLY OR INDIRECTLY INVESTED IN BY AN IVY FUND COMPRISE THESE INDICES. ALSO, PERFORMANCE RESULTS FOR INDICES MAY NOT REFLECT PAYMENT OF INVESTMENT MANAGEMENT/INCENTIVE FEES AND OTHER FUND EXPENSES. BECAUSE OF THESE DIFFERENCES, INDICES SHOULD NOT BE RELIED UPON AS AN ACCURATE MEASURE OF COMPARISON.

THE INFORMATION REGARDING THE INDICES IS INCLUDED MERELY TO SHOW THE GENERAL TRENDS IN THE PERIODS INDICATED AND IS NOT INTENDED TO IMPLY THAT THE FUND WAS SIMILAR TO ANY OF THE INDICES IN COMPOSITION OR RISK. THE BENCHMARKS ARE USED FOR COMPARATIVE PURPOSES ONLY.

THE S&P 500 INDEX ("S&P") IS CONSIDERED TO BE GENERALLY REPRESENTATIVE OF THE U.S. LARGE CAPITALIZATION STOCK MARKET AS A WHOLE. THE S&P IS NOT ACTIVELY MANAGED, INCLUDES THE REINVESTMENT OF ALL INCOME AND DOES NOT REFLECT THE DEDUCTION OF ANY EXPENSES OR FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P. PERFORMANCE OF THE FUND MAY NOT BE COMPARABLE TO THE PERFORMANCE OF THE S&P.

THE HEDGE FUND RESEARCH INC'S FUND OF FUNDS COMPOSITE INDEX IS AN INDEPENDENTLY CONSTRUCTED INDEX THAT IS EQUALLY-WEIGHTED AND COMPRISED OF AN UNDISCLOSED NUMBER OF FUND OF HEDGE FUNDS. THE HFRI FUND OF FUNDS COMPOSITE INDEX IS NOT ACTIVELY MANAGED AND DOES NOT NECESSARILY REPRESENT THE PERFORMANCE THAT MAY BE ACHIEVED BY ANY PARTICULAR HEDGE FUND OF FUNDS. THE HFRI FUND OF FUNDS COMPOSITE INDEX INCLUDES THE REINVESTMENT OF ALL INCOME AND IS NET OF ALL FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE HFRI FUND OF FUNDS COMPOSITE INDEX. PERFORMANCE OF THE FUND MAY NOT BE COMPARABLE TO THE PERFORMANCE OF THE HFRI FUND OF FUNDS COMPOSITE INDEX.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
March 31, 2009 (Unaudited)

INCEPTION DATE                       PORTFOLIO STATISTICS

4/1/2003                             Members' Capital ($million): $128.1

SECTOR BREAKDOWN*

    32.8%   Relative Value
    22.4    Event Driven
    22.1    Equity
     4.5    Tactical Trading
     3.4    Credit
     1.8    Money Market Fund
   -----
    87.0    Total Investments
    13.0    Other Assets, Less Liabilities
   -----
   100.0%   Members' Capital
   =====
--------------------------------------------------------------------------------
* As a percentage of members' capital.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2009

                                                   Initial
                                                 Acquisition                      Fair
                                                     Date          Cost           Value      Liquidity (a)
                                                 -----------   ------------   ------------   -------------
PORTFOLIO FUNDS - 85.2%

RELATIVE VALUE - 32.8%

MULTI-STRATEGY - 26.4%

Aristeia Partners, LP (c)                          02/01/08    $  3,235,483   $  2,804,842
Basso Multi-Strategy Fund, LP (c)(d)               12/01/07       5,500,000      2,605,337
Brevan Howard, LP, Series B                        04/01/08       6,400,000      7,300,924   Monthly
Elliot Associates, LP                              04/01/03       3,642,965      6,954,969   Semi-annually
HBK Fund, LP, Class C (c)                          04/01/07         868,613        656,460
Investcorp Interlachen Multi-Strategy
   Fund LLC (d)                                    02/01/08              --          7,624
OZ Domestic Partners II, LP                        02/01/04       3,579,296      4,676,842   Annually
Stark Investments, LP, Class C (c)(d)              04/01/03       3,840,346      4,056,097
SuttonBrook Capital Partners, LP                   01/01/07       4,515,756      4,805,276   Quarterly
                                                               ------------   ------------
                                                                 31,582,459     33,868,371
                                                               ------------   ------------

STATISTICAL ARBITRAGE - 6.4%

Highbridge Statistical Opportunities
   Fund, LP, Class A                               02/01/09       2,500,000      2,528,595   Monthly
Two Sigma Eclipse US Fund, LP                      09/01/08       1,850,000      1,907,039   Quarterly
Two Sigma Spectrum US Fund, LP                     09/01/08       3,700,000      3,732,841   Quarterly
                                                               ------------   ------------
                                                                  8,050,000      8,168,475
                                                               ------------   ------------
TOTAL RELATIVE VALUE                                             39,632,459     42,036,846
                                                               ------------   ------------

EVENT DRIVEN - 22.4%

DISTRESSED - 12.3%

Cerberus Partners, LP (c)                          04/01/03       3,999,345      5,149,230
King Street Capital, LP (d)                        04/01/03       3,534,634      6,933,763   Quarterly
Longacre Capital Partners (QP), LP                 04/01/03       2,883,836      3,630,459   Quarterly
                                                               ------------   ------------
                                                                 10,417,815     15,713,452
                                                               ------------   ------------

--------------------------------------------------------------------------------
See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2009

                                                   Initial
                                                 Acquisition                      Fair
                                                     Date          Cost           Value      Liquidity (a)
                                                 -----------   ------------   ------------   -------------
PORTFOLIO FUNDS (CONTINUED)

MULTI-STRATEGY-SPECIAL SITUATIONS - 10.1%

Davidson Kempner Partners (d)                      04/01/03    $  3,708,417   $  5,177,542   Annually
Deephaven Event Fund LLC (c)                       11/01/05         783,000        315,725
Mason Capital, LP                                  01/01/08       4,500,000      3,840,116   Annually
Merced Partners Limited
   Partnership (d)                                 04/01/03         712,142        636,275
MPLP Redemption
   Company LLC (c)                                 11/01/08          74,856         50,192
Scoggin Capital Management, LP II (d)              02/01/06       3,512,723      2,937,645   Annually
                                                               ------------   ------------
                                                                 13,291,138     12,957,495
                                                               ------------   ------------
TOTAL EVENT DRIVEN                                               23,708,953     28,670,947
                                                               ------------   ------------

EQUITY - 22.1%

GLOBAL - 2.2%

Horseman Global Fund 2, LP                         02/01/09       3,000,000      2,880,494   Monthly
                                                               ------------   ------------

TECHNOLOGY - 2.8%

Criterion Institutional Partners, LP               10/01/05       2,725,378      3,533,828   Quarterly
                                                               ------------   ------------

UNITED STATES - 17.1%

Cobalt Partners, LP                                01/01/07       5,250,000      5,476,930   Semi-annually
Eminence Partners, LP                              01/01/07       4,374,331      4,113,469   Semi-annually
JANA Partners Qualified, LP,
   Class A (d)                                     10/01/06              --         10,190
Perry Partners, LP                                 04/01/03       1,632,887      1,975,992   Annually
PFM Diversified Fund, LP, Class A                  01/01/05       4,351,076      5,877,889   Quarterly
Tiedemann/Falconer Partners, LP,
   Class A                                         11/01/08       4,352,000      4,401,331   Quarterly
                                                               ------------   ------------
                                                                 19,960,294     21,855,801
                                                               ------------   ------------
TOTAL EQUITY                                                     25,685,672     28,270,123
                                                               ------------   ------------

TACTICAL TRADING - 4.5%

SYSTEMATIC - 4.5%

Boronia Diversified Fund (US), LP                  01/01/09       3,000,000      2,829,951   Monthly
Kaiser Trading Fund 2X SPC                         01/01/09       3,000,000      2,940,530   Monthly
                                                               ------------   ------------
TOTAL TACTICAL TRADING                                            6,000,000      5,770,481
                                                               ------------   ------------

--------------------------------------------------------------------------------
See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------
March 31, 2009

                                                   Initial
                                                 Acquisition                      Fair
                                                     Date          Cost           Value      Liquidity (a)
                                                 -----------   ------------   ------------   -------------
PORTFOLIO FUNDS (CONTINUED)

CREDIT - 3.4%

LONG / SHORT CREDIT - 3.4%

Brigade Leveraged Capital
   Structures Fund, LP                             04/01/08    $  5,000,000   $  4,400,357   Quarterly
                                                               ------------   ------------
TOTAL INVESTMENTS IN
   PORTFOLIO FUNDS - 85.2%                                      100,027,084    109,148,754
                                                               ------------   ------------

MONEY MARKET FUND - 1.8%

Federated Prime Obligations Fund - 0.90% (b)                      2,242,509      2,242,509   Daily
                                                               ------------   ------------
TOTAL INVESTMENTS - 87.0%                                      $102,269,593   $111,391,263
Other Assets, Less Liabilities - 13.0%                                          16,675,505
                                                                              ------------
MEMBERS' CAPITAL - 100.0%                                                     $128,066,768
                                                                              ============

--------------------------------------------------------------------------------
(a) Available frequency of withdrawal after initial lock-up period. Other liquidity restrictions may apply.

(b)   Represents annualized 7-day yield at March 31, 2009.

(c) As of March 31, 2009, this underlying investment fund has notified the Fund of certain restrictions on liquidity, such as, suspended redemptions or other implemented restrictions on liquidity. See Note 5.

(d) All or a portion of this Portfolio Fund is held in side pockets, which have restricted liquidity. See Note 5.

Detailed information about the Portfolio Funds is not available. The percentage shown for each investment strategy reflects the value in total category as a percentage of members' capital.

--------------------------------------------------------------------------------
See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------
March 31, 2009

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for substantially the full term of the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active.

o     Level 3 - Inputs that are unobservable for the asset or liability.

The following is a summary of the inputs used as of March 31, 2009 in valuing the investments carried at fair value:

                                                 Investments
Valuation Inputs                                in Securities
----------------                                -------------
Level 1                                         $   2,242,509
Level 2                                                    --
Level 3                                           109,148,754
                                                -------------
Total                                           $ 111,391,263
                                                =============

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

                                                 Investments
                                                in Securities
                                                -------------
Balance as of 03/31/08                          $ 159,139,638
Net realized gain                                   5,846,770
Net change in unrealized depreciation             (28,862,449)
Net sales                                         (26,975,205)
Transfers in and/or out of Level 3                         --
                                                -------------
Balance as of 03/31/09                          $ 109,148,754
                                                =============
Total change in unrealized appreciation
   (depreciation) for securities still
   held at 3/31/09                              $ (23,188,561)
                                                -------------

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL
--------------------------------------------------------------------------------
March 31, 2009

ASSETS
Investments, at fair value (cost $102,269,593)                   $  111,391,263
Receivable for Portfolio Funds sold                                  12,180,220
Prepaid investment (See Note 4)                                       5,000,000
Due from affiliate                                                       71,304
Prepaid assets                                                           47,625
Dividend receivable                                                       5,993
                                                                 --------------
   TOTAL ASSETS                                                     128,696,405
                                                                 ==============

LIABILITIES
Accrued professional fee                                                240,884
Management fee payable                                                  163,558
Accrued servicing fee                                                    83,252
Administration fee payable                                               79,768
Accrued expenses and other liabilities                                   62,175
                                                                 --------------
   TOTAL LIABILITIES                                                    629,637
                                                                 --------------
NET ASSETS                                                       $  128,066,768
                                                                 ==============

MEMBERS' CAPITAL REPRESENTED BY:
Net capital contributions                                        $  118,945,098
Net unrealized appreciation of investments                            9,121,670
                                                                 --------------
                                                                 $  128,066,768
                                                                 ==============

--------------------------------------------------------------------------------
See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended March 31, 2009

INVESTMENT INCOME
   Dividends                                                     $      248,603
                                                                 --------------
EXPENSES
   Management fees                                                    2,393,159
   Professional fees                                                    666,936
   Investor servicing fees                                              449,204
   Administration fees                                                  398,580
   Printing                                                             122,406
   Board of Managers fees                                                94,970
   Insurance                                                             83,891
   Registration fees                                                     63,014
   Interest expense                                                         609
   Miscellaneous                                                         38,897
                                                                 --------------
   TOTAL EXPENSES                                                     4,311,666
                                                                 --------------

   NET INVESTMENT LOSS                                               (4,063,063)
                                                                 --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                      5,846,770
Net change in unrealized appreciation
   (depreciation) on investments                                    (28,862,449)
                                                                 --------------
Net realized and unrealized loss on investments                     (23,015,679)
                                                                 --------------

NET DECREASE IN MEMBERS' CAPITAL RESULTING
   FROM OPERATIONS                                               $  (27,078,742)
                                                                 ==============

--------------------------------------------------------------------------------
See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                      FOR THE YEAR      FOR THE YEAR
                                                          ENDED             ENDED
                                                     MARCH 31, 2009    MARCH 31, 2008
                                                     --------------    --------------
FROM OPERATIONS
   Net investment loss                               $   (4,063,063)   $   (3,983,105)
   Net realized gain on investments                       5,846,770        13,858,828
   Net change in unrealized appreciation
     (depreciation) on investments                      (28,862,449)       (8,451,486)
                                                     --------------    --------------
   Net increase (decrease) in members' capital
     resulting from operations                          (27,078,742)        1,424,237
                                                     --------------    --------------

FROM MEMBERS' CAPITAL TRANSACTIONS
   Members' contributions                                26,598,263        28,853,500
   Members' redemptions due to Repurchase Offers
     (net of redemption fees) (Note 1)                  (41,946,761)      (36,913,012)
                                                     --------------    --------------
   Net decrease in members' capital from members'
     capital transactions                               (15,348,498)       (8,059,512)
                                                     --------------    --------------
   Net decrease in members' capital                     (42,427,240)       (6,635,275)
                                                     --------------    --------------

CHANGE IN MEMBERS' CAPITAL
   Beginning of Year                                    170,494,008       177,129,283
                                                     --------------    --------------

   End of Year                                       $  128,066,768    $  170,494,008
                                                     ==============    ==============

--------------------------------------------------------------------------------
See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
For the Year Ended March 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members' capital resulting from operations          $ (27,078,742)

ADJUSTMENTS TO RECONCILE NET DECREASE IN MEMBERS' CAPITAL
   RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY
      OPERATING ACTIVITIES:
         Net change in unrealized (appreciation) depreciation
            on investments                                             28,862,449
         Net realized gain on investments                              (5,846,770)
         Purchase of investments                                     (114,554,558)
         Proceeds from sale of investments                            154,878,640

      CHANGE IN ASSETS AND LIABILITIES:
         Increase in receivable for Portfolio Funds sold              (10,065,638)
         Increase in prepaid investments                               (5,000,000)
         Increase in receivable from affiliate                            (71,304)
         Increase in prepaid assets                                           (21)
         Decrease in interest receivable                                   22,907
         Decrease in management fee payable                               (57,295)
         Decrease in administration fee payable                           (26,327)
         Increase in accrued expenses and other liabilities               140,157
                                                                    -------------
            Net cash provided by operating activities                  21,203,498

CASH FLOWS FROM FINANCING ACTIVITIES
      Proceeds from members' contributions
         (net of contributions received in advance)                    20,743,263
      Members' redemptions due to Repurchase Offer
         (net of redemption fees)                                     (41,946,761)
      Proceeds from line of credit                                      1,450,000
      Repayment of line of credit                                      (1,450,000)
                                                                    -------------
         Net cash used in financing activities                        (21,203,498)

Net change in cash                                                             --
CASH AT BEGINNING OF YEAR                                                      --
                                                                    -------------
CASH AT END OF YEAR                                                 $          --
                                                                    =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest                            $         609

--------------------------------------------------------------------------------
See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 2009

NOTE 1. ORGANIZATION

BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund"), formerly known as Ivy Multi-Strategy Hedge Fund LLC, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Delaware limited liability company on September 25, 2002 and commenced operations on April 1, 2003.

Ivy Asset Management LLC (the "Adviser" or "Ivy") is a registered investment adviser with the Securities and Exchange Commission ("SEC") and is a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"). On January 20, 2009, as part of the integration of the asset management businesses of BNY Mellon, The Bank of New York Mellon ("BNYM") transferred the Fund's Investment Management Agreement with BNY Investment Advisors ("BNYIA"), the former investment adviser of the Fund and a division of BNYM, to the Adviser. The Adviser had previously served as the Fund's investment manager, providing day-to-day investment management services to the Fund under an Investment Sub-Advisory Agreement with BNYIA. That agreement was terminated on January 20, 2009 and the Adviser now provides these services under the Investment Management Agreement. The Adviser is also responsible under the Investment Management Agreement for providing certain administrative and other services to the Fund, which had previously been provided by BNYIA.

The Fund's investment objective is to provide above average capital appreciation with low to moderate volatility of investment returns. The Fund pursues its investment objective by investing primarily in private investment partnerships and other investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that pursue "Event Driven", "Relative Value", "Equity", "Tactical Trading" and "Credit" investment strategies. In allocating the Fund's assets for investment, Ivy focuses on the selection of Portfolio Managers that have achieved above average investment returns through different market cycles, with additional consideration given to those managers that have achieved good performance during adverse market conditions. Ivy is responsible for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager.

Initial and additional subscriptions for Limited Liability Company Interests in the Fund ("Interests") are generally accepted as of the first day of each month, unless otherwise determined by the Fund's Board of Managers (the "Board"). Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. A repurchase fee equal to 1% of the value of an Interest repurchased by the Fund will apply if the repurchase occurs less than one year following the date of the Member's initial investment in the Fund. Repurchase fees, if any, will be retained by the Fund and recorded as an increase to members' capital.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION (CONTINUED)

The following is a summary of the Fund's repurchase activity for the fiscal years ended March 31, 2009 and 2008:

REPURCHASE VALUE      COMMENCEMENT      EXPIRATION DATE      INTERESTS    REPURCHASE
      DATE            DATE OF OFFER        OF OFFER          PURCHASED       FEES
-----------------   ----------------   -----------------   ------------   ----------
June 30, 2007       May 2, 2007        June 10, 2007       $ 27,886,306   $    1,693
December 31, 2007   October 24, 2007   November 21, 2007      9,026,706           --
June 30, 2008       May 1, 2008        May 30, 2008          17,375,538           --
December 31, 2008   October 28, 2008   November 26, 2008     24,571,223        2,493

In general, the Fund will initially pay 95% of the estimated value of the repurchased Interests of Members within one month after the value of repurchased Interests is determined. The remaining amount will be paid out promptly after completion of the Fund's fiscal year end audit.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

A. INVESTMENT VALUATION

Investments in private investment funds are presented at their fair value. Fair value is defined as the price that would be received on the sale of an investment in an orderly transaction between market participants at the measurement date.

Change in fair value of private investment funds in the accompanying Statement of Operations includes the Fund's proportionate share of interest, dividends, expenses, realized and unrealized gains and losses on security transactions and fees of each Portfolio Fund.

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"), issued by the Financial Accounting Standards Board ("FASB"). SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under SFAS 157 are as follows:

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

A. INVESTMENT VALUATION (CONTINUED)

      o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

      o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for substantially the full term of the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active.

      o     Level 3 - Inputs that are unobservable for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Although the Fund's investments in private investment funds are exclusively identified as Level 3 securities, the underlying holdings of the private investment funds are comprised of a combination of Level 1, 2 and 3 securities. The following section describes the valuation techniques used by the Fund to measure its investments in private investment funds.

The private investment funds report the net asset value of the Fund's investment on a periodic basis to the Fund which is not necessarily the fair value of the Fund's investment. SFAS 157 requires management to analyze other factors that may cause the fair value to be above or below the net asset value reported by the private investment fund. In order to obtain confidence in the net asset values of the Fund's investment, Ivy performs comprehensive due diligence, including but not limited to, operational due diligence, qualitative and quantitative research, performance tracking, and financial statement and tax review. All of this information enables management to determine a confidence level in a private investment fund's net asset value. If management is unable to obtain confidence in a private investment fund's net asset value, the Fund may determine and implement an alternative method of valuation. Fair value determinations are made in accordance with procedures adopted by the Board.

A change in the original liquidity terms by a private investment fund by suspending redemptions, employing gates on withdrawal requests, or through other extraordinary actions may be one factor that in the judgment of management is an appropriate cause to discount the reported net asset value. Discounts, if applicable, are determined judgmentally on a case by case basis, taking all relevant factors into account. Additionally, management utilizes a put option pricing model to provide a guideline for discounts to be taken. The model attempts to estimate the value of liquidity rights lost due to a private investment fund suspending or limiting previously expected liquidity terms. The inputs used in the model are: 1) an estimated time of the duration of the suspension of withdrawals; 2) a volatility estimate of the net asset value; and
3) a risk free interest rate.

A summary of the inputs used to value the Fund's investments as of March 31, 2009 is included in the Fund's Schedule of Investments.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

B. INCOME RECOGNITION

Prior to March 31, 2008, realized gains and losses from Portfolio Fund withdrawals were recognized on a cost recovery basis. Effective April 1, 2008, realized gains and losses from investment transactions are based on the pro-rata ratio of the market value and cost of the underlying investment at the date of redemption. Prior year net realized gain/(loss) from investments and net change in unrealized appreciation/depreciation from investments have been reclassified to conform with the current year presentation in the Statement of Changes in Members' Capital. Dividend income is recorded on the accrual basis.

Net profits or net losses of the Fund for each fiscal period are allocated among, and credited to or debited against, the capital accounts of Members as of the last day of each fiscal period in accordance with the Members' respective investment percentages as of the beginning of the period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments) and realized gains or losses and income and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests (or portions thereof).

C. INCOME TAXES

The Fund is classified as a partnership for Federal income tax purposes. Accordingly, no provision for the payment of Federal, state or local income tax has been provided by the Fund. Each Member is individually required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

For the year ended March 31, 2009, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, "Audits of Investment Companies", the Fund reclassified $4,063,063 and $5,846,770 from accumulated net investment loss and accumulated net realized gain, respectively, to net capital. This reclassification was to reflect, as an adjustment to net capital, the amounts of taxable income or loss that have been allocated to the Members and had no effect on members' capital.

At March 31, 2009, the cost of investments for Federal income tax purposes was estimated to be $124,037,357. Accordingly, accumulated net unrealized depreciation on investments was $12,646,094, consisting of $4,003,486 gross unrealized appreciation and $16,649,580 gross unrealized depreciation.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

C. INCOME TAXES (CONTINUED)

authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management has evaluated the implications of FIN 48 and determined that there is no impact in the financial statements for the fiscal year ended March 31, 2009. During the period, the Fund did not incur any interest or penalties.

D. LIMITATION OF MEMBER LIABILITY

Generally, except as provided under applicable law or in the Fund's Limited Liability Company Agreement, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Subject to applicable law, a Member may be obligated to return to the Fund certain amounts distributed to the Member.

E. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to the Investment Management Agreement with the Fund, the Adviser is responsible for developing, implementing and supervising the Fund's investment program, subject to the ultimate supervision of, and any policies established by, the Board.

In consideration of services provided by the Adviser, the Fund pays the Adviser a "Management Fee", computed and paid monthly, at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of every month.

BNYM (the "Administrator") provides various administration, fund accounting, member accounting, taxation and investor servicing services to the Fund. In consideration of these services, the Fund pays the Administrator a fee, computed and paid quarterly, in an amount equal to 0.25% of the Fund's net assets per annum and reimburses the Administrator for certain out-of-pocket expenses. Pursuant to the administration agreement with the Fund, the Administrator may appoint sub-administrators to provide these services to the Fund.

BNYM also serves as the custodian of the Fund's assets. Custodian fees are included in the 0.25% administration fees referred to above.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

MBSC Securities Corporation (the "Distributor"), an affiliate of the Adviser, acts as the principal distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered to investors meeting all qualifications for investment in the Fund. Interests are offered through the Distributor and other brokers, dealers and certain financial institutions that have entered into selling agreements with the Distributor ("Selling Agents").

The Distributor and Selling Agents may, in their discretion, impose a placement fee in connection with sales of Interests (the "Placement Fee") of up to 3% of the amount of an investor's investment in Interests. The Placement Fee will be determined as a percentage of an investor's investment amount and will not constitute an investment made by the investor in the Fund. The Placement Fees charged by the Distributor and Selling Agents may vary, and the Distributor and Selling Agents may reduce or waive the Placement Fees as they may determine.

The Adviser (or one of its affiliates) may make one-time payments from its own resources to brokers and dealers of up to 1% of the value of Interests sold by them. In addition, the Adviser (or one of its affiliates) may make ongoing payments to the Distributor or Selling Agents from its own resources in an amount up to 0.90% per annum of the aggregate value of Interests held by Members that are customers of those Selling Agents.

The Fund pays a quarterly fee (the "Investor Servicing Fee") to the Distributor to reimburse it for payments made to Selling Agents and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers ("Investor Service Providers"). This fee will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the average monthly aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of each month (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider.

Each Manager of the Board receives an annual retainer of $10,000 plus a fee for each meeting attended. The Chairman of the Board and Audit Committee Chairperson receive an additional $1,500 to the annual retainer. All Managers are reimbursed by the Fund for all reasonable out-of-pocket expenses.

NOTE 4. PORTFOLIO TRANSACTIONS

Aggregate purchases and sales of investments (excluding short-term investments) for the year ended March 31, 2009, amounted to $41,561,613 and $68,536,818, respectively.

The Fund paid $5,000,000 in advance for the purchase of an interest in Alydar QP Fund, LP, which was effective on April 1, 2009.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 5. PORTFOLIO FUND INVESTMENTS

The Fund invests in Portfolio Funds, none of which are related parties, that are managed by Portfolio Managers that pursue Event Driven, Relative Value, Equity, Tactical Trading and Credit investment strategies. Portfolio Funds are investment funds typically organized as limited partnerships that do not publicly offer their securities and are not required to register under the 1940 Act. The typical Portfolio Fund has flexibility as to the type of securities it may own, the types of trading strategies it may employ and the amount of leverage it may use.

The investment programs used by the Portfolio Managers may employ a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures, investments in distressed securities (including low-grade bonds) and convertible hedging. The Fund's risk of loss in Portfolio Funds is generally limited to the value of its investments in Portfolio Funds as reported by the Fund.

The agreements related to Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1% to 3% (per annum) of net assets and performance incentive fees or allocations of 15%-30% of net profits earned. The Portfolio Funds provide for periodic withdrawals of capital. However, with respect to certain Portfolio Funds, there are lockup provisions of up to three years from the date of the Fund's initial investment and there may be other restrictions on withdrawal rights that limit the Fund's ability to withdraw capital from the Portfolio Funds. At March 31, 2009, one Portfolio Fund, MPLP Redemption Company LLC, had a lock-up extending beyond one year from March 31, 2009. This lock-up period ends on October 31, 2013. Other liquidity restrictions may also apply. For example, Portfolio Managers of the Portfolio Funds may limit aggregate withdrawals as of any withdrawal date to a percentage of aggregate partners' capital of the Portfolio Funds, pursuant to applicable partnership agreements of the Portfolio Funds. As of March 31, 2009, seven Portfolio Funds implemented such restriction. Additional information about the Portfolio Funds is included on the Schedule of Investments.

Some of the Portfolio Funds may hold a portion of their assets in "side pockets", which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Portfolio Fund, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket. At March 31, 2009, approximately 2.66% of the Fund's capital was invested in side pockets maintained by the Portfolio Funds.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 6. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund, including any borrowings on behalf of portfolio accounts established by the Fund to enable a Portfolio Manager to manage a portion of the Fund's assets, are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by the Fund for investment purposes (a practice known as "leverage") involve certain risks. Any such borrowings by the Fund are made solely for portfolio accounts and are not principal investment strategies of the Fund.

The Fund maintains a line of credit of $25,556,717 with Deutsche Bank in order to secure a source of funds for temporary liquidity purposes. The Fund pays a structuring fee, at an annual rate of 0.05% of the average commitment amount, regardless of usage, to Deutsche Bank. The Fund borrowed $1,450,000 under the line of credit during the year ended March 31, 2009 at an average rate of 3.08% and repaid the amount prior to March 31, 2009. Interest expense is shown on the Statement of Operations.

Portfolio Funds that are not registered investment companies are not subject to the 300% asset coverage requirement referred to above.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 7. FINANCIAL HIGHLIGHTS

The following represents the ratios to average Members' capital and other supplemental information for the period:

                             Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                           March 31, 2009   March 31, 2008   March 31, 2007   March 31, 2006   March 31, 2005
                           --------------   --------------   --------------   --------------   --------------
Net assets, end of
   period (000)               $ 128,067       $ 170,494        $ 177,129        $ 159,757         $ 130,861

Ratio of net investment
   loss to average
   Members' capital               (2.56)%         (2.29)%          (2.32)%          (2.50)%           (2.59)%

Ratio of expenses to
   average Members'
   capital(a)                      2.72%           2.56%            2.48%            2.57%             2.60%

Total Return                     (15.34)%          0.56%            7.22%           13.51%(b)          5.10%

Portfolio turnover rate              29%             21%              26%              26%               25%
-------------------------------------------------------------------------------------------------------------

(a) Ratios do not reflect the Fund's proportionate share of the income, expenses and performance fees or allocations of the Portfolio Funds.

(b) For the fiscal year ended March 31, 2006, 0.10% of the Fund's total return consisted of a payment by an affiliate. Excluding this item, the total return would have been 13.41%.

Net investment loss ratio, expenses to average Member's capital ratio and total return are calculated for the Members as a whole. An individual Member's return may vary from this return based on the timing of capital transactions.

NOTE 8. SUBSEQUENT EVENTS

From April 1, 2009 through May 1, 2009, the Fund received an additional $100,000 contribution from its Members.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Members and Board of Managers of
BNY/Ivy Multi-Strategy Hedge Fund LLC

We have audited the accompanying statement of assets, liabilities and members' capital of BNY/Ivy Multi-Strategy Hedge Fund LLC (formerly, Ivy Multi-Strategy Hedge Fund LLC) (the "Fund"), including the schedule of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2009, by correspondence with the custodian and management of the portfolio funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY/Ivy Multi-Strategy Hedge Fund LLC at March 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in members' capital for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                                        /s/ Ernst & Young LLP

New York, New York
May 29, 2009

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------
The following table lists the Fund's managers and officers; their ages, addresses and years of birth; their position(s) with the Fund; the length of time holding such position(s) with the Fund; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended March 31, 2009. For more information about the Fund's managers, please call toll free 1-877-257-0004 to receive a copy of the Fund's Statement of Additional Information.

--------------------------------------------------------------------------------
INDEPENDENT MANAGERS
--------------------------------------------------------------------------------

                                                                                      NUMBER
                                                                                        OF            OTHER
                                         TERM OF                                    PORTFOLIOS    DIRECTORSHIPS      MANAGER
                                          OFFICE                                     IN FUND         HELD BY       REMUNERATION
                                           AND                                       COMPLEX         MANAGER         (PERIOD
                                        LENGTH OF                                    OVERSEEN        OUTSIDE          ENDED
NAME (AGE), POSITION(S) WITH FUND,         TIME         PRINCIPAL OCCUPATION(S)         BY            FUND          MARCH 31,
ADDRESS AND YEAR OF BIRTH                 SERVED          DURING PAST 5 YEARS         MANAGER        COMPLEX          2009)
-------------------------------------------------------------------------------------------------------------------------------
Robert Bowen (72), Director               Term -
c/o BNY/Ivy Multi-Strategy Hedge Fund   Indefinite   Retired; formerly Executive
One Wall Street                          Length -    Vice President, Callan              2             None          $ 15,250
New York, NY 10286                        Since      Associates, 1993-2001
1937                                       2004
-------------------------------------------------------------------------------------------------------------------------------
                                                     Retired; Advisory Director
Robert J. Dwyer (65), Director            Term -     of Morgan Stanley & Co.                      Mas-Tec Inc.
c/o BNY/Ivy Multi-Strategy Hedge Fund   Indefinite   and President of Dwyer                      (communications
One Wall Street                          Length -    Family Foundation;                  2       and utilities       $ 16,500
New York, NY 10286                        Since      formerly Executive Vice                     infrastructure
1943                                       2005      President of Morgan Stanley                  contractor)
                                                     Dean Witter
-------------------------------------------------------------------------------------------------------------------------------
                                                     Chief Operating Officer,
Carla Diane Hunter (55), Director and     Term -     Weizmann Global Endowment
Chair of Audit Committee                Indefinite   Trust, since 2002; formerly
c/o BNY/Ivy Multi-Strategy Hedge Fund    Length -    Director of Investments and         2             None          $ 18,250
One Wall Street                           Since      Treasury, Museum of Modern
New York, NY 10286                         2003      Art, New York City, 1997 -
1954                                                 2002
-------------------------------------------------------------------------------------------------------------------------------
Arthur Williams III (68), Director                   President and Chief
c/o BNY/Ivy Multi-Strategy Hedge Fund     Term -     Investment Officer, Pine
One Wall Street                         Indefinite   Grove Associates, Inc.,
New York, NY 10286                       Length -    since 1994; formerly                2             None          $ 16,500
1943                                      Since      Director of Retirement Plan
                                           2003      Investments, McKinsey &
                                                     Company, until 1994
-------------------------------------------------------------------------------------------------------------------------------
                                                     Co-Founder and Senior
Rodney S. Yanker (49), Director           Term -     Partner, Alternative Asset
c/o BNY/Ivy Multi-Strategy Hedge Fund   Indefinite   Managers, LP, since 2004;
One Wall Street                          Length -    Director and Chief                  2             None          $ 16,500
New York, NY 10286                        Since      Operations Officer,
1959                                       2003      Transformation Capital
                                                     Corp., since 2008
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED MANAGER
--------------------------------------------------------------------------------

                                                                                     NUMBER
                                                                                       OF             OTHER
                                        TERM OF                                    PORTFOLIOS     DIRECTORSHIPS      MANAGER
                                         OFFICE                                     IN FUND          HELD BY       REMUNERATION
                                          AND                                       COMPLEX          DIRECTOR        (PERIOD
                                       LENGTH OF                                    OVERSEEN         OUTSIDE          ENDED
NAME (AGE), POSITION(S) WITH FUND,        TIME         PRINCIPAL OCCUPATION(S)         BY              FUND         MARCH 31,
ADDRESS AND YEAR OF BIRTH                SERVED          DURING PAST 5 YEARS        MANAGER          COMPLEX          2009)
-------------------------------------------------------------------------------------------------------------------------------
Newton P.S. Merrill (69), Director       Term -     Retired; formerly Senior
(Chairman)                             Indefinite   Executive Vice President,                         York
c/o BNY/Ivy Multi-Strategy Hedge Fund   Length -    The Bank of New York,                           Enhanced
One Wall Street                          Since      1994-2003; Executive Vice           3           Strategy         $ 19,500
New York, NY 10286                      December    President and Group                               Fund
1939                                      2003      Executive, Bank of Boston,                        LLC
                                                    1991-1994
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT MANAGERS
--------------------------------------------------------------------------------

                                                        TERM OF OFFICE AND
NAME (AGE), ADDRESS AND              POSITION(S)          LENGTH OF TIME          PRINCIPAL OCCUPATION(S)
YEAR OF BIRTH                       HELD WITH FUND            SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
Joseph F. Murphy (45)
BNY Mellon Asset Management         President and       Term - Indefinite     Managing Director, The Bank of
One Wall Street                    Chief Executive     Length - Since 2003    New York Mellon (since 2001)
New York, NY 10286                     Officer
1963
------------------------------------------------------------------------------------------------------------
Steven M. Anderson (43)
BNY Mellon Asset Management         Treasurer and       Term - Indefinite     Vice President, BNY Mellon
One Boston Place, Suite 024-0242   Chief Financial     Length - Since 2008    Asset Management (since 2003)
Boston, MA 02108                       Officer
1965
------------------------------------------------------------------------------------------------------------
Kenneth R. Marlin (44)
Ivy Asset Management LLC           Chief Compliance     Term - Indefinite     Managing Director and Chief
One Jericho Plaza                      Officer         Length - Since 2008    Compliance Officer, Ivy Asset
Jericho, NY 11753                                                             Management LLC (since 1998)
1964
------------------------------------------------------------------------------------------------------------
Lisa Grosswirth (45)
The Bank of New York Mellon                             Term - Indefinite     Assistant Vice President,
101 Barclay Street                    Secretary        Length - Since 2005    Paralegal, BNY Mellon Asset
New York, NY 10296                                                            Servicing (since 2004)
1963
------------------------------------------------------------------------------------------------------------

                      [This page intentionally left blank.]

A description of the Fund's proxy voting policies and procedures is available, without charge and upon request, by calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122 or accessing the Securities and Exchange Commission's ("Commission") website at HTTP://WWW.SEC.GOV.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122; or (ii) accessing the Fund's Form N-PX on the Commission's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The Fund is available to investors who have a personal net worth (or joint net worth with their spouse) of more than $1.5 million or that meet certain other qualification requirements. Interests in the Fund are not transferable; however liquidity may be available through repurchase offers made at the discretion of the Board of Managers of the Fund.

FOR MORE COMPLETE INFORMATION INCLUDING CHARGES, EXPENSES AND ONGOING FEES, PLEASE CALL 1.877.470.9122 TO RECEIVE A PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION ("SAI"). READ THE PROSPECTUS AND SAI CAREFULLY BEFORE INVESTING OR SENDING MONEY.

As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objective. The prospectus contains a more complete description of the risks associated with the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Fund's prospectus.

The Fund is distributed by MBSC Securities Corporation, an affiliate of The Bank of New York Mellon Corporation. Ivy Asset Management LLC, as adviser, receives compensation for providing advisory and other services to the Fund.

--------------------------------------------------------------------------------
NOT FDIC, STATE OR                 MAY LOSE            NO BANK, STATE OR
FEDERAL AGENCY INSURED             VALUE               FEDERAL AGENCY GUARANTEE
--------------------------------------------------------------------------------

                                    | ASSET
                                IVY | MANAGEMENT
                                    | LLC

ITEM 2.  CODE OF ETHICS.

         In August 2003, the Registrant adopted a Code of Ethics, as defined in
         Item 2(b) of Form N-CSR that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended March 31, 2009, there were no substantive amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics to the Registrant's Principal Executive Officer or Principal Financial Officer that relates to any element of the definition of code of ethics as enumerated in Item 2(b) of Form N-CSR. A copy of the Registrant's Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under Item 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Managers has determined that the Registrant has one audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is Carla Diane Hunter, who is "independent" pursuant to paragraph (a)(2) of Item 3 of Form N-CSR. Ms. Hunter is the Chief Operating Officer of Weizmann Global Endowment Management Trust, and formerly served as the Director of Investments and Treasury of the Museum of Modern Art, New York City. She has been a member of the Registrant's audit committee since its inception.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A) AUDIT FEES: The aggregate fees billed or accrued for professional services rendered by the principal accountant, Ernst & Young LLP, for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings for the fiscal years ended March 31, 2009 and 2008 were $62,100 and $57,600, respectively.

(B) AUDIT RELATED FEES: The aggregate fees billed for the fiscal years ended March 31, 2009 and 2008 for assurance and related services by Ernst & Young LLP that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $9,900 and $8,025, respectively. The nature of the services comprising the fees disclosed under this
         Item include: the examination of compliance with requirements of Rule 17f-2 of the Investment Company Act of 1940 and the review of the Registrant's registration statement on Form N-2 and issuance of consent.

(C) TAX FEES: The aggregate fees billed for the fiscal years ended March 31, 2009 and 2008 for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning were $0 and $0, respectively.

(D) ALL OTHER FEES: No such fees were billed to the Registrant by Ernst & Young LLP for the fiscal years ended March 31, 2009 and 2008.

(E) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.

         (2) 100% of the services described in each of paragraphs (b) through
         (d) of this Item 4 were pre-approved by the Registrant's audit committee before the accountant was engaged by the Registrant to perform such services.

(F)      Not applicable.

(G) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment advisers, and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the Registrant for the fiscal years ended March 31, 2009 and 2008 were $17,417,147 and $2,263,238, respectively.

(H) Because all of the non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were pre-approved by the Registrant's audit committee of the Board of Managers and no such non-audit services were not pre-approved, the audit committee was not asked to consider whether the provision of non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved by the Registrant's audit committee is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to the Registrant.

ITEM 6.  INVESTMENTS

         (a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under
              Item 1 of this Form N-CSR.

         (b)  Not applicable to this filing.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Fund has delegated the voting of proxies relating to its voting securities to Ivy Asset Management LLC (the "Adviser" or "Ivy"), its investment adviser. A summary of the Adviser's Proxy Voting Policies and Procedures is as follows.

         PROXY VOTING PROCEDURES AND GUIDELINES

         Ivy Asset Management LLC provides investment advisory services to private investment funds, registered investment funds and managed accounts (each a "Client"), whose investment program primarily involves investing fund assets in private investment funds (each, a "Fund" and collectively, the "Funds"). The Adviser has authority to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds.

         The Adviser reviews and votes proxy proposals, amendments, consents or resolutions (collectively, "proxies"), on behalf of the Funds, relating to the Funds' investments in the underlying funds operated by designated managers ("Underlying Funds") (and any other investments of a Fund), in a manner that seeks to serve the best interests of the Funds, taking into account the following factors, among others: (i) the impact on the value of the returns of the Underlying Fund; (ii) the attraction of additional capital to the Underlying Fund; (iii) the alignment of the interests of the Underlying Fund's management with the interests of the Underlying Fund's beneficial owners, including establishing appropriate incentives for the Underlying Fund's management; (iv) the costs associated with the proxy; (v) the impact on redemption or withdrawal rights; (vi) the continued or increased availability of portfolio information; and (vii) industry and business practices. The Adviser has specific guidelines addressing how it votes proxies with regard to specific matters, such as voting rights, termination or liquidation of an Underlying Fund, approval of members of the board of an Underlying Fund or advisors and various other issues.

         At times, conflicts may arise between the interests of the Funds, on the one hand, and the interests of the Adviser or its affiliates, on the other hand. In general, the Adviser seeks to resolve any potential conflicts of interests associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Funds. If the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

              A. if a proposal is addressed by the specific policies herein, the Adviser will vote in accordance with such policies;

              B. if the Adviser believes it is in the best interests of the fund to depart from the specific policies provided for herein, the Adviser will be subject to the requirements of C or D below, as applicable;

              C. if the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the fund, without taking any action described in D below, provided that such vote would be against the Adviser's own interest in the matter (I.E. against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing; and

              D. if the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the fund, as applicable; (c) inform the investors in a fund of the conflict of interest and obtain consent (majority consent in the case of a fund) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser's Compliance Officer.

         In addition, to the extent the Adviser invests assets of a Fund or other Clients in a managed account controlled by a designated manager, the Adviser, on behalf of the Fund or other Clients, authorizes such designated manager to render advice and vote proxies solicited by management and/or others with respect to securities in which the Fund's or other Clients' assets in such managed account may be invested from time to time in the manner in which the designated manager believes would maximize the value of such managed account.

         The Fund's investors or other Clients may request a copy of the Adviser's guidelines and/or information on how the Adviser voted with respect to their proxies by contacting the Adviser's Chief Compliance Officer at 516-228-6500.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGERS: The table below provides information concerning the persons employed by Ivy Asset Management, LLC, the Registrant's investment adviser (the "Adviser") who are primarily responsible for the day-to-day management of the Registrant's portfolio by virtue of their position as voting members of the Adviser's investment committee (the "Investment Committee"). All information provided in the table is as of March 31, 2009. No single individual has exclusive responsibility for investment recommendations or decisions concerning the Registrant.


--------------------------------------------------------------------------------------------------------------------
        NAME                       TITLE, LENGTH OF SERVICE AND BUSINESS EXPERIENCE IN LAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Joseph J. Burns              Managing Director, Investments and Head of Investments, Europe and Asia for Ivy Asset
                             Management LLC. Mr. Burns joined Ivy in June 2001.
--------------------------------------------------------------------------------------------------------------------
Sean P. Cumiskey             Managing Director and Global Head of the Investments Products and Strategy Group for
                             Ivy Asset Management LLC. Mr. Cumiskey joined Ivy in May 2004.
--------------------------------------------------------------------------------------------------------------------
Farzine C. Hachermian        Managing Director, Investments and heads the Portfolio Management group for Ivy Asset
                             Management LLC. Mr. Hachermian joined Ivy in May 2007. Founder and Managing Partner of Celestar Capital Advisors (2003 - 2007).
--------------------------------------------------------------------------------------------------------------------
Lawrence R. Morganthal       Managing Director and Chief Operating Officer for Ivy Asset Management LLC.  Mr.
                             Morganthal joined Ivy in February 2009. Managing Director for Acorn Partners
                             (2007-2009). Managing Partner for Opus Capital Group (2005 - 2007).
--------------------------------------------------------------------------------------------------------------------
Fred P. Sloan                Managing Director and Chief Investment Officer for Ivy Asset Management LLC. Mr. Sloan
                             joined Ivy in February 2009. Principal of Island Brook Capital LLC (2007 - 2009).
                             President of Kemnay Advisory Services, Inc. (2002 - 2007).
--------------------------------------------------------------------------------------------------------------------
Gregory B. van Inwegen       Managing Director and Chief Investment Risk Officer at Ivy Asset Management LLC.
                             Mr. van Inwegan joined Ivy in November 2004.  Director of Quantitative Research for
                             Rydex Investments (2002 - 2004).
--------------------------------------------------------------------------------------------------------------------


(A)(2)(I)-(III) OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS:

         The table below indicates for each voting member of the Investment Committee of the Adviser information about the other accounts over which such person has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of January 31, 2009. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

--------------------------------------------------------------------------------------------------------------------
                                   OTHER REGISTERED
                                 INVESTMENT COMPANIES       OTHER POOLED INVESTMENT
                                  MANAGED BY FUND'S            VEHICLES MANAGED            OTHER ACCOUNTS MANAGED
                                  PORTFOLIO MANAGER       BY FUND'S PORTFOLIO MANAGER    BY FUND'S PORTFOLIO MANAGER
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL                        TOTAL                          TOTAL
                                 TOTAL        ASSETS        TOTAL          ASSETS        TOTAL           ASSETS
NAME                             NUMBER     (MILLIONS)      NUMBER       (MILLIONS)      NUMBER         (MILLIONS)
--------------------------------------------------------------------------------------------------------------------
Joseph J. Burns                    0             0             78           5,876            5            1,139
--------------------------------------------------------------------------------------------------------------------
Sean P. Cumiskey                   0             0             78           5,876            5            1,139
--------------------------------------------------------------------------------------------------------------------
Farzine C. Hachermian              0             0             78           5,876            5            1,139
--------------------------------------------------------------------------------------------------------------------
Lawrence R. Morganthal             0             0             78           5,876            5            1,139
--------------------------------------------------------------------------------------------------------------------
Fred P. Sloan                      0             0             78           5,876            5            1,139
--------------------------------------------------------------------------------------------------------------------
Gregory B. van Inwegen             0             0             78           5,876            5            1,139
--------------------------------------------------------------------------------------------------------------------

         The Adviser receives a fee based upon the investment performance of:

         o    No Registered Investment Companies.
         o 78 Other Pooled Investment Vehicles with total assets of approximately $5.876 billion.
         o 5 Other Accounts with total assets of approximately $1.139 billion.

(A)(2)(IV) CONFLICTS OF INTEREST:

         The Investment Committee has potential conflicts in connection with the allocation of investments or transactions for the Registrant and other accounts over which the Investment Committee has day-to-day investment responsibility ("Other Accounts"), including in situations in which the Adviser or its personnel have interests. This may create potential conflicts and potential differences among the Registrant and Other Accounts, particularly where there is limited availability of investments in Underlying Funds and result in, among other conflicts, the Registrant or Other Accounts competing for investment opportunities.

         The principal types of potential conflicts of interest that may arise in this context are discussed below. For the reasons outlined below, the Registrant does not believe that any material conflicts are likely to arise out of the Investment Committee's members' responsibility for the management of the Registrant as well as one or more Other Accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. The Investment Committee seeks to treat all clients reasonably in light of all factors relevant to managing an account, and in some cases it is possible that the application of the factors described below may result in allocations in which certain accounts may receive an allocation when other accounts do not. Non-proportional allocations may occur in certain instances because multiple appropriate or substantially similar investments are available, as well as due to differences in benchmark factors, hedging strategies, or for other reasons.

         The Investment Committee could favor one account over another in allocating new investment opportunities that have limited supply. For example, an Underlying Fund manager may inform the Investment Committee that the Underlying Fund will accept only a specified aggregate investment from the firm, due to investment capacity constraints or other reasons. If the Investment Committee was to allocate a disproportionate amount of the investment opportunity to one or more accounts, and the Underlying Fund outperformed other investments, the accounts participating on a disproportionate basis would outperform the remaining accounts and the remaining accounts would be disadvantaged. Although the Investment Committee may invest assets of other clients in such Underlying Funds, the Adviser has policies that require the Investment Committee to allocate all investment opportunities in which the Registrant might invest in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives, subject to differences and exceptions resulting from consideration of the factors described below.

         Conversely, the Investment Committee could favor one account over another in the amounts or the sequence in which orders to redeem interests in Underlying Funds are placed. If the Investment Committee determines that a particular Underlying Fund in which client accounts are invested is underperforming, its investment strategy is out of favor or the Underlying Fund is otherwise no longer a desirable investment, but that Underlying Funds imposes restrictions as to the amount it can or will redeem, the Investment Committee may not be able to redeem the desired amount as to each client. If the Investment Committee were to place redemption orders in disproportionate amounts for one or more clients or place certain redemption orders ahead of others (requiring others to wait until the next liquidation date), the remaining clients may be disadvantaged. When the Investment Committee, due to investment outlook, intends to redeem interests in an Underlying Fund for more than one account, the policies of the Adviser generally require that such orders be placed proportionately and at the same time, again subject to differences and exceptions as described below.

         In order to ensure that the Investment Committee will fairly allocate investment opportunities among its clients taking into account the legitimate needs and circumstances of each client, the Investment Committee will consider the following factors, among other things, in allocating investment opportunities among clients, which factors may indicate the need for exceptions from a strict pro rata allocation: (a) account investment horizons, investment objectives and guidelines; (b) the appropriateness or desirability to different vehicles of different levels of investment for different strategies; (c) client-specific investment guidelines and restrictions including the ability to hedge through short sales or other techniques; (d) the expected future capacity of the managed accounts; (e) whether such vehicle uses or contemplates the use of fully directed brokerage accounts; (f) tax sensitivity of accounts; (g) suitability requirements and the nature of the investment opportunity; (h) account turnover guidelines; (i) availability of cash for investment; (j) relative sizes and expected future sizes of the applicable accounts; (k) availability of other appropriate investment opportunities; and/or (l) minimum denomination, minimum increments, de minimis threshold and round lot considerations. Suitability considerations can include without limitation (a) relative attractiveness of an opportunity or security to different accounts; (b) concentration of positions in an account; (c) appropriateness of a security for the benchmark and benchmark sensitivity of an account; (d) an account's risk tolerance, risk parameters and strategy allocations;
         (e) use of the opportunity as a replacement for a security the Investment Committee believes to be attractive for an account; (f) considerations related to hedging a position in a pair trade; and/or
         (g) considerations related to giving a subset of accounts exposure to an industry. The Investment Committee may also consider reputational matters and other such considerations, such as absolute and relative risk values to determine maximum sizing of managers within particular accounts and across the firm.

         The Investment Committee might have an incentive to favor an account if the Adviser receives a performance-based advisory fee as to one account but not another. The Adviser receives performance fees with respect to certain Other Accounts. As noted above, however, the Adviser has policies designed to ensure equitable treatment of accounts, regardless of performance fees.

         The Investment Committee might also seek to favor an account: (a) if the Adviser and/or its personnel have a beneficial interest in the account, (b) in order to benefit a large client or (c) to compensate a client that previously had poor returns. For example, if the Adviser and/or its personnel held an interest in an investment partnership that was one of the accounts managed by the Adviser, the Investment Committee might have an economic incentive to favor the account in which the Adviser and/or its personnel held an interest. The Adviser imposes certain trading restrictions and reporting requirements as to accounts in which employees or certain family members have a personal interest in order to assist these firms in monitoring any such conflicts and to seek to ensure that such accounts are not favored over other accounts. In addition, the Adviser monitors dispersion of performance between similar accounts and seek to identify the reasons for such dispersion.

(A)(3)   COMPENSATION OF PORTFOLIO MANAGER:

         The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with those of the Adviser. This is achieved, among other means, through incentive payments based in part upon the Adviser's financial performance.

         All members of the Adviser's Investment Committee are employed and compensated by the Adviser. Compensation arrangements of these investment professionals are determined on the basis of the investment professional's overall services to the Adviser, and not on the basis of any specific funds or accounts managed by these investment professionals.

         The structure of compensation of all of the members of the Adviser's Investment Committee is currently comprised of the following basic components: base salary and participation in an annual bonus plan, as well as customary benefits that are offered generally to all full-time employees of BNY Mellon affiliated investment firms. The following describes each component of the compensation package of the members of the Adviser's Investment Committee:

         1. BASE SALARY. Base compensation is fixed and normally reevaluated on an annual basis. Base compensation is a significant component of an investment professional's overall compensation. BNY Mellon affiliates seek to set compensation at competitive market rates, taking into account the experience and responsibilities of the investment professional.

         2 ANNUAL BONUS PLAN. Under the annual bonus plan, investment professionals are eligible for an annual bonus, which is a function both of the size of the overall bonus pool for such year and of factors specific to each individual. The size of the overall bonus pool is determined by the financial performance of Ivy Asset Management LLC. In the case of all members of the Investment Committee, the size of an individual's participation in such bonus pool is determined by reference to the achievement of certain previously prescribed professional goals and objectives, none having to do with the investment performance of a specific account or group of accounts. Any bonus under the plan is completely discretionary.

 (A)(4)(A)  FUND OWNERSHIP BY PORTFOLIO MANAGER:

         The following table indicates as of March 31, 2009, the value, within the indicated range, of shares of the Registrant beneficially owned by the voting members of Adviser's Investment Committee. For purposes of this table, the following letters indicates the range indicated below:

         A - $0
         B - $1 - $10,000

         C - $10,001 - $50,000
         D - $50,001 - $100,000
         E - $100,001 - $500,000
         F - $500,001 - $1,000,000
         G - More than $1 million

         ---------------------------------------------------------
         NAME                                      OWNERSHIP
         ---------------------------------------------------------
         Joseph J. Burns                               A
         ---------------------------------------------------------
         Sean P. Cumiskey                              A
         ---------------------------------------------------------
         Farzine C. Hachermian                         A
         ---------------------------------------------------------
         Lawrence R. Morganthal                        A
         ---------------------------------------------------------
         Fred P. Sloan                                 A
         ---------------------------------------------------------
         Gregory B. van Inwegen                        A
         ---------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to the Registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of managers, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 10 of Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date" as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

         (a)(1) Code of Ethics required by Item 2 is attached hereto as Exhibit 12(a)(1).

         (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 12(a)(2)

         (b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as
                 Exhibit 12(b).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                       BNY/Ivy Multi-Strategy Hedge Fund, LLC

By (Signature and Title):          /s/ JOSEPH F. MURPHY
                                   -------------------------------------
                                   Joseph F. Murphy,
                                   President and Chief Executive Officer

                                   Date:  June 9, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):          /s/ JOSEPH F. MURPHY
                                   -------------------------------------
                                   Joseph F. Murphy,
                                   President and Chief Executive Officer

                                   Date:  June 9, 2009


By (Signature and Title):          /s/ STEVEN M. ANDERSON
                                   -------------------------------------
                                   Steven M. Anderson,
                                   Treasurer and Chief Financial Officer

                                   Date:  June 9, 2009